UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

REED’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32501	35-2177773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Merritt 7 Corporate Park Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 997-3337

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
None	REED	N/A

* The registrant’s common stock, $0.0001 par value, is quoted over-the-counter on OTCQX Best Market under the trading symbol “REED”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on September 29, 2025, D&D Source of Life Holding Ltd., a stockholder of Reed’s, Inc. (the “Company”) owning at such time approximately 52.8% of the Company’s outstanding shares of voting capital stock, authorized by written consent in lieu of a meeting the granting of discretionary authority to the Board of Directors of the Company (the “Board”) to amend the Company’s certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of not less than 1-for-3 and not greater than 1-for-9, inclusive, without a corresponding decrease to the Company’s authorized shares of Common Stock. Effective October 31, 2025 at 5:00 p.m. Eastern Time, the Company effected a 1-for-6 reverse stock split of its Common Stock (the “Reverse Stock Split”) pursuant to the Certificate of Amendment (the “Certificate of Amendment”) to the Charter filed with the Secretary of State of the State of Delaware on October 28, 2025. Accordingly, there were approximately 8,945,620 shares of Common Stock issued and outstanding after effectiveness of the Reverse Stock Split, prior to eliminating fractional shares. The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s Common Stock will begin trading on OTCQX Best Market on a split-adjusted basis when the market opens on November 3, 2025. The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 758338404.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Reed’s, Inc., effective October 31, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reed’s, Inc.

Date: October 31, 2025	By:	/s/ Douglas W. McCurdy
Douglas W. McCurdy
Chief Financial Officer

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